UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 3, 2005

THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

     Attached and being furnished as Exhibit 99.1 is a copy of a press release of The Talbots, Inc. (“Talbots”) dated March 9, 2005, reporting Talbots preliminary financial results for the fourth quarter and full fiscal year of 2004.

     The discussion of the Company’s 2005 current financial plan for EPS growth for fiscal 2005 excludes the impact of the tax benefit realized in fiscal 2004 and the estimated option expense charge beginning in the second half of 2005. The reconciliation information is included in the release. The Company believes that by reflecting the impact of these items, it provides investors with better insight into the period-over-period operating performance as well as identifying the impact of these excluded items. Management also internally uses this non-GAAP presentation to evaluate its operating performance on a comparative basis. Management uses various methods to evaluate its operations and does not depend exclusively on such non-GAAP amounts or on any other single analysis model. All such non-GAAP information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared and presented in accordance with GAAP.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     As a result of the February 7, 2005 letter from the Office of the Chief Accountant of the SEC to the American Institute of Certified Public Accountants which clarified existing generally accepted accounting principles applicable to leases, and after discussions with its Audit Committee and independent registered public accounting firm, Deloitte & Touche LLP, the Company has re-evaluated its lease accounting practices. Like many other retail companies, the Company will correct the way it accounts for leases, specifically the accounting for construction allowances, amortization periods related to leasehold improvements, and rent holidays.

     Management and the Audit Committee of the Board of Directors of the Company concluded on March 3, 2005 that the Company’s previously reported financial results will be restated to correct its accounting for leases. Accordingly, such previously filed financial statements and the related independent auditors’ reports should no longer be relied upon. Management and the Audit Committee discussed these matters with Deloitte & Touche LLP.

     The effects of the restatement have not yet been finalized and accordingly are not reflected in the attached Exhibit 99.1. Management does not currently believe that the impact on the statements of earnings in any individual period will be significant.

     In prior periods, the Company’s consolidated balance sheets have reflected the unamortized portion of construction allowances as a reduction of property and equipment. The Company has determined that it must correct its previously reported balance sheets to reflect the unamortized portion of construction allowances as a deferred lease credit rather than as a reduction to the cost of leasehold improvements. These construction allowances were being amortized over the asset life instead of the lease term. Accordingly, the Company will correct its previously reported earnings so that its amortization of construction allowances will match the lease term. This change will also correct its previously reported statements of cash flows to report construction allowances as an operating activity, rather than as a reduction of capital expenditures within investing activities.

     Additionally, the Company will correct its previously reported earnings so that the period over which rent expense on leases is recognized is the same period over which related leasehold improvements are amortized. Previously, the term used to amortize leasehold improvements included renewal options in certain instances, while the term used to record rent expense included only the initial non-cancelable lease term.

     Finally, the Company will correct previously reported earnings to reflect a correction in the way in which it accounts for rent holidays on its store leases. Rent expense will be recognized on a straight-line basis over a term that includes the store build-out period, which for the Company typically ranges from 90 to 120 days prior to the store opening. Previously the Company recognized its straight-line rent expense over the lease term, commencing on the day on which the store opened for business.

Forward-Looking Statements

     The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “outlook,” “would,” or similar statements or variations of such terms. All of the “outlook” information (including future revenues, future comparable sales, future earnings, future EPS, and other future financial performance or operating measures) constitutes forward-looking information.

     Our outlook and other forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company which involve risks and uncertainty, including the preliminary status of our accounting review as described above and the possibility we may identify additional factors or information as part of our ongoing review that could result in changes; the possibility our independent auditors may identify additional issues or other considerations while they complete their review; finalization and audit of the applicable amounts, which have not yet been completed; the possible adverse effect of a determination by management or our independent auditors that the Company has a material weakness in its internal control over financial reporting. All of our outlook information and other forward-looking statements are as of the date of this release only. The Company can give no assurance that such outlook or expectations will prove to be correct and does not undertake to update or revise any “outlook” information or any other forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any projected results will not be realized.

     Our forward-looking statements involve substantial known and unknown risks and uncertainties as to future events which may or may not occur, including effectiveness of the Company’s brand awareness and marketing programs, success of its important fourth quarter holiday selling season, any negative trends in its regular-price or markdown selling, effectiveness and profitability of new concepts including the Mens concept, effectiveness of its e-commerce site, acceptance of Talbots fashions including its spring 2005 fashions, the Company’s ability to anticipate and successfully respond to changing customer tastes and preferences and to produce the appropriate balance of merchandise offerings, merchandise inventory levels, the Company’s ability to sell its merchandise at regular prices as well as its ability to successfully execute its major sale events including the timing and levels of markdowns and appropriate balance of available markdown inventory, retail economic conditions including consumer spending, consumer confidence and a continued uncertain economy, and the impact of a continued promotional retail environment. In each case, actual results may differ materially from such forward-looking information.

     Certain other factors that may cause actual results to differ from such forward-looking statements are included in the Company’s periodic reports filed with the Securities and Exchange Commission and available on the Talbots website under “Investor Relations,” and you are urged to carefully consider all such factors.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     c. Exhibits.

99.1	Press Release of The Talbots, Inc., dated March 9, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: March 9, 2005	By:	/s/ Carol Stone
		Name:	Carol Stone
		Title:	Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Talbots, Inc., dated March 9, 2005.